                                                             EXHIBIT (h)(14)(c)
                              AMENDMENT NO. 2 TO
                            PARTICIPATION AGREEMENT

   American General Life Insurance Company, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. hereby amend the Participation Agreement made and entered into as of December 10, 2004 as follows:

      Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached hereto.

   IN WITNESS WHEREOF, the parties have hereunto affixed their respective authorized signatures, intending that this Amendment No. 2 be effective as of the 31st day of August, 2007 except as otherwise indicated in Schedule A hereto.

Dated as of the __ day of __________, 2007.

AMERICAN GENERAL LIFE INSURANCE COMPANY

                                        ATTEST:

By:
       -------------------------------  By:     ------------------------------
Name:
       -------------------------------  Name:   ------------------------------
Title:
       -------------------------------  Title:  ------------------------------
Date:
       -------------------------------  Date:   ------------------------------

PIONEER VARIABLE CONTRACTS TRUST,
On behalf of the Portfolios
By its authorized officer and not
individually,

By:
       ----------------------------------
Name:
       ----------------------------------
Title:
       ----------------------------------
Date:
       ----------------------------------

PIONEER INVESTMENT MANAGEMENT, INC.
By its authorized officer,

By:
       ----------------------------------
Name:
       ----------------------------------
Title:
       ----------------------------------
Date:
       ----------------------------------

                                  SCHEDULE A

                      ACCOUNTS, CONTRACTS AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
    (Effective as of August 31, 2007, except as otherwise indicated below)

                                                                          Portfolios and
Name of Separate Account and Date         Contracts Funded                Class of Shares
Established by Board of Directors        By Separate Account          Available to Contracts
---------------------------------   -----------------------------  -----------------------------
American General Life Insurance     Platinum Investor Variable     Pioneer Fund VCT Portfolio
Company Separate Account D,         Annuity                        (Class I)
established November 19, 1973                                      Pioneer Growth Opportunities
                                                                   VCT Portfolio (Class I)

American General Life Insurance     Platinum Investor Immediate    Pioneer Mid Cap Value VCT
Company Separate Account D,         Variable Annuity (effective    Portfolio (Class I)
established November 19, 1973       as of May 1, 2006)

American General Life Insurance     Corporate America Variable     Pioneer Growth Opportunities
Company Separate Account            Life Insurance Policies /2/    VCT Portfolio (Class I)
VL-R, established May 6, 1997                                      Pioneer Mid Cap Value
                                                                   VCT Portfolio (Class I)

American General Life Insurance     Platinum Investor I Variable   Pioneer Fund VCT Portfolio
Company Separate Account            Life Insurance Policies        (Class I)
VL-R, established May 6, 1997       Platinum Investor Survivor     Pioneer Growth Opportunities
                                    Variable Life Insurance        VCT Portfolio (Class I)
                                    Policies

American General Life Insurance     Platinum Investor II Variable  Pioneer Fund VCT Portfolio
Company Separate Account            Life Insurance Policies /1/    (Class I)
VL-R, established May 6, 1997       Platinum Investor III          Pioneer Growth Opportunities
                                    Variable Life Insurance        VCT Portfolio (Class I)
                                    Policies /1/                   Pioneer Mid Cap Value VCT
                                    Platinum Investor PLUS         Portfolio (Class I)
                                    Variable Life Insurance
                                    Policies /1/
                                    Platinum Investor Survivor II
                                    Variable Life Insurance
                                    Policies /1/

American General Life Insurance     Platinum Investor IV Variable  Pioneer Mid Cap Value VCT
Company Separate Account            Life Insurance Policies        Portfolio (Class I)
VL-R, established May 6, 1997       (effective as of May 1, 2006)
                                    Platinum Investor
                                    FlexDirector Variable Life
                                    Insurance Policies (effective
                                    as of May 1, 2006)
                                    Platinum Investor VIP
                                    Variable Life Insurance
                                    Policies

                                                                          Portfolios and
Name of Separate Account and Date         Contracts Funded                Class of Shares
Established by Board of Directors        By Separate Account          Available to Contracts
---------------------------------   -----------------------------  -----------------------------
(Continued)                         AIG Corporate Investor         Pioneer Mid Cap Value VCT
                                    Variable Life Insurance        Portfolio (Class I)
                                    Policies
                                    (effective as of August 31,
                                    2007)
                                    AIG Income Advantage VUL
                                    Variable Life Insurance
                                    Policies
                                    (effective as of October 1,
                                    2007)

American General Life Insurance     American General Signature     Pioneer Fund VCT Portfolio
Company Separate Account            Products                       (Class I)
VL-U LIS, established                                              Pioneer Growth Opportunities
October 19, 1998                                                   VCT Portfolio (Class I)

--------
/1/ Effective May 1, 2006, the Pioneer Mid Cap Value VCT Portfolio (Class I) was added as an investment option to this contract.

/2/   Effective August 31, 2007, the Pioneer Mid Cap Value VCT Portfolio (Class
      I) was added as an investment option to this contract.